Supplement dated October 11, 2022
to the following initial summary prospectus(es):
Monument Advisor dated May 1, 2022
This supplement updates certain information contained in your initial summary prospectus. Please read and retain this supplement for future reference.
Under Important Information You Should Consider About the Contract, in the Fees and Expenses section, under the Ongoing Fees and Expenses (annual charges) subsection, the Lowest Annual Cost Estimate and Highest Annual Cost Estimate are updated as follows:
Lowest Annual Cost Estimate: $526.22	Highest Annual Cost Estimate: $3,415.55
ISP-0681